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                                                                    EXHIBIT 99.1

      Certification Accompanying Form 10-Q Report of Energy Partners, Ltd.
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
             (Chapter 63, Title 18 U.S.C. Section 1350(a) and (b))

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned hereby certifies in his capacity as an officer of Energy Partners, Ltd. (the "Company") that the Quarterly Report of the Company on Form 10-Q for the period ended March 31, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and the results of operations of the Company at the end of and for the periods covered by such Report.





                             /s/ RICHARD A. BACHMANN
                     --------------------------------------
                               Richard A. Bachmann
                               Chairman, President
                           and Chief Executive Officer



Dated: May 12, 2003




                               /s/ SUZANNE V. BAER
                     --------------------------------------
                                 Suzanne V. Baer
                            Executive Vice President
                           and Chief Financial Officer



Dated: May 12, 2003